HERITAGE OAKS BANCORP

Sandler O'Neill
& Partners, L.P.
2013 West Coast
Financial Services
Conference

March 10-11, 2014
Phoenix, Arizona

Forward Looking Statements

Certain statements contained in this Report, including, without limitation, statements containing the words "believes", "anticipates", "intends", "expects", and words of similar impact, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include; general economic conditions in those areas in which the Company operates, demographic changes, competition, fluctuations in interest rates, changes in business strategy or development plans, changes in governmental regulation, credit quality, the impact of the recent merger on the Company's business, as well as economic, political and global changes arising from the war on terrorism, increased profitability, continued growth, the Company's beliefs as to the adequacy of its existing and anticipated allowance for loan losses, and financial policies of the United States government. (Refer to the Company's Risk Factors identified in the Company's most recent 10-K, filed March 4, 2014). The Company disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Overview of Franchise

- Publicly traded on NASDAQ (symbol: HEOP)
- Largest community bank headquartered on California's Central Coast
- Headquarters in Paso Robles, CA
- Mission Community Bank acquisition completed 2/28/2014
- $1.6 billion in total assets (proforma combined)
- Celebrating our 31st year of operation
- 17 offices, 295[1] employees (proforma combined, offices will drop to 11 by year end)
- Well Capitalized, Solid Margins, Strong Credit Quality
- Strong core deposit base

Note: [1] 357 employees at merger date of 2/28/2014, planned 295 at year end 2014.

Leading Community Bank in Highly Attractive Market Area

Market Demographics

- Heritage Oaks Bank ranks #1 in market share of community banks in San Luis Obispo County, and #3 in Santa Barbara County;
- Coastal California market area attracts high net-worth individuals and middle market businesses;
- Household income in footprint is 25% higher than national average;
- Agriculture, tourism, and technology are dominant industries; and
- Recently expanded into densely populated Ventura County.



SAN LUIS OBISPO
Paso Robles
Cambria
Templeton
Atascadero
Morro Bay
San Luis Obispo
Arroyo Grande
CALIFORNIA
Santa Maria
SANTA BARBARA
Santa Barbara
Goleta
VENTURA
Oxnard

Deposit Market Share

San Luis Obispo County, CA

Rank	Community Bank Rank	Institution	# of Branches	Total Deposits in Market ($mm)	Deposit Market Share	YoY Deposit Growth 2013	5-Year Deposit CAGR 2013
1		Rabobank Nederland	16	1,393	26.1%	4.7%	10.1%
-		Pro Forma Combined	13	943	17.7%	5.8%	6.7%
2		Wells Fargo & Co.	7	742	13.9%	6.0%	14.1%
3		Bank of America Corp.	6	661	12.4%	16.3%	1.1%
4		JPMorgan Chase & Co.	10	617	11.6%	8.4%	-3.5%
5	1	Heritage Oaks Bancorp	9	586	11.0%	5.8%	7.5%
6	2	Mission Community Bank	4	357	6.7%	5.7%	5.3%
7	3	PacWest Bancorp	5	263	4.9%	51.2%	-6.9%
8		Mitsubishi UFJ Financial Group Inc.	4	237	4.4%	25.1%	6.4%
9	4	Founders Bancorp	3	138	2.6%	23.6%	12.7%
10		U.S. Bancorp	6	126	2.4%	-6.0%	-3.8%
		Market Total (Others = 4)	77	5,330	100%		

Santa Barbara County, CA

Rank	Community Bank Rank	Institution	# of Branches	Total Deposits in Market ($mm)	Deposit Market Share	YoY Deposit Growth 2013	5-Year Deposit CAGR 2013
1		Mitsubishi UFJ Financial Group Inc.	18	2,070	21.1%	4.2%	-0.5%
2		Wells Fargo & Co.	9	1,772	18.0%	-2.0%	16.9%
3		Bank of America Corp.	8	1,144	11.7%	11.9%	1.2%
4		Rabobank Nederland	17	1,122	11.4%	0.6%	8.4%
5	1	Montecito Bancorp	7	880	9.0%	6.0%	8.5%
6		JPMorgan Chase & Co.	11	707	7.2%	6.8%	2.3%
-		Pro Forma Combined	4	341	3.5%	-3.4%	18.6%
7	2	Community West Bancshares	4	319	3.3%	-9.6%	-5.9%
8	3	Heritage Oaks Bancorp	3	301	3.1%	-4.5%	18.2%
9		Northern Trust Corp.	2	242	2.5%	-9.6%	14.1%
10		BNP Paribas SA	2	176	1.8%	-2.7%	13.1%
19	8	Mission Community Bank	1	40	0.4%	4.9%	21.3%
		Market Total (Others = 9)	103	9,820	100%		

Business Model

- **Primary Business:**
  - Commercial & Retail banking
  - CRE, C&I, Ag lending and SBA to small and medium size local businesses
  - 1 – 4 Family Mortgages, Home Equity and other consumer loans
  - Niche markets include Hospitality, Professionals, SBA, and Agriculture
- **Well Positioned versus Local Competitors:**
  - Strong credit quality
  - Improving efficiency and profitability
  - Reinvesting a portion of expense savings into top line revenue growth
  - Strong net interest margin (4.03% for 2013)
  - Well capitalized, low cost core deposit base
  - Larger deal lending limit compared to local community banks

Earnings Highlights

- Annual Trends:
  - 59% increase in 2013 pre-tax income vs. 2012
  - Net charge-offs were 0.03% for 2013 vs. 1.32% in 2012
  - Non-interest expense/average assets lowest in over 10 years at 3.27% in 2013
  - Return on tangible common equity was 9.04% in 2013
  - Return on average assets was 0.97% in 2013



(In thousands)
Adjusted Net Income / (Loss)
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
$13.0 [1]
$11.9 [2]
$7.7 [1]
$17.6 [1]
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
Income / (Loss) Before DTA Adj.
DTA Adj.

[1] Net income adjusted for changes in deferred tax valuation allowance
[2] Net income adjusted for mergers & acquisition expenses

HERITAGE OAKS BANCORP

Earnings Trends



Pretax Income / (Loss)
(In thousands)
20,000
10,000
0
(10,000)
(20,000)
12.0% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013



Net Income / (Loss)
(In thousands)
20,000
10,000
0
(10,000)
(20,000)
11.7% CAGR
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Robust Loan & Deposit Growth

Loan Growth


(In millions)
$840
$800
$760
$720
$680
$640
$600
15.0 % CAGR
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13

Deposit Growth


(In millions)
$1,000
$950
$900
$850
$800
$750
11.3% CAGR
Q4-11
Q1-12
Q2-12
Q3-12
Q4-12
Q1-13
Q2-13
Q3-13
Q4-13

Key Credit Metrics


Non Performing Assets/Total Assets
2.10%
1.70%
1.30%
0.90%
0.50%
Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13


Non-Accrual Loans
$20,000
$15,000
$10,000
$5,000
Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13


Other Real Estate Owned (OREO)
$1,000
$500
$0
Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13


Classified assets/(Tier I + ALLL)
50%
40%
30%
20%
Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13

Low Sensitivity to Market Risk

- Neutral positioning over the short term with a bias towards asset sensitivity over the long term.

Economic Value of Equity — 12/31/13



400 bps
300 bps
200 bps
100 bps
No change
-100 bps
-6.00%
-4.00%
-2.00%
0.00%
2.00%
4.00%
6.00%
Change in EVE (%)

Net Interest Income — 12/31/13



300 bps
200 bps
100 bps
No change
-100 bps
-200 bps
-300 bps
-3.00%
-2.00%
-1.00%
0.00%
1.00%
2.00%
3.00%
4.00%
Change in NII (%)

Key 2013 and Recent Accomplishments

- MOU's lifted at FRB, FDIC, and DBO;
- Completed restructuring and cost savings initiatives;
- Repurchased TARP and corresponding warrants;
- Implemented Internal Capital Adequacy Assessment Process ("ICAAP");
- Grew deposits by 12% during 2013;
- Grew loans by 20% during 2013;
- Completed merger with Mission Community Bank on 2/28/2014

Mission Community Bank Transaction Strategy

Compelling Strategic Rationale

- Significantly increases market share along the Central Coast of California
- Creates community bank with over $1.6B in assets, $1.3B in deposits, and $1.1B in loans
- Combines complementary, community-focused business banks with solid low-cost core deposit bases
- Offers opportunity to consolidate branches and improve efficiencies with larger scale

Mission Community Bank Transaction Summary

Consideration

- Aggregate cash consideration of $8.0 million including consideration for options and warrants
- Aggregate fixed HEOP shares of 7,541,353
- 86% Stock / 14% Cash

Transaction Value

- $68.3 million as of February 28, 2014

Ownership

- ~77% HEOP / 23% MISN
- Carpenter Group 18%, Patriot Financial Partners 11%, Other Institutional Investors 41%

Board Representation

- 2 MISN board members to join the HEOP Board
- Michael Morris, Chairman

Mission Community Bank Transaction Benefits

Financially Compelling

- ~ 20%+ EPS accretion in 2015 after consolidation and integration
- Tangible book value earn-back within ~ 2.75 years after initial TBV[1] dilution at close of 5.7%
- ~ 20%+ expected internal rate of return (IRR)
- Pro forma ROATCE of ~12% after 100% of synergies achieved

Note: (1) TBV has been calculated on an "as converted" basis for the outstanding Series C preferred shares for Heritage Oaks on both a stand-alone and pro forma basis.

Cost Savings & Revenue Enhancements Overview

- Estimated Cost Savings of $9.0 million
  - ~50% of MISN's core non-interest expense base
  - ~17% of combined company core non-interest expenses
  - 40% realization of cost savings in 2014
  - 100% realization of cost savings in 2015
- Significant branch consolidation opportunities due to significant branch office overlap
  - 5 MISN branches and 1 LPO are within 1.5 miles of HEOP branches or LPOs

Implied Value of Estimated Cost Savings

Estimated Annualized Cost Savings	$9.0 mm
After-tax Benefit at 41%	$5.31 mm
Assumed Multiple for Valuation	12x
Implied Value of Est. Cost Savings	$63.7 mm
Value of Cost Savings / Pro Forma Shares Outstanding	$1.94

- While not included in merger economics, there are significant opportunities for revenue enhancements from:
  - Increased cross selling of broader product portfolio to both MISN and HEOP customers
  - Increased lending limits
  - Redeployment of MISN's excess liquidity
  - Increased scale in the California Central Coast market

Franchise Highlights (as of 12/31/2013)

(Dollars in Thousands, except per share amounts)

	HEOP	MISN	Proforma
Assets	$1,203,651	$434,100	$1,637,751
Securities	$276,795	$77,767	$354,562
Gross Loans	$826,203	$290,682	$1,116,885
Deposits	$973,895	$381,435	$1,355,330
Core Deposits	$825,364	$323,889	$1,149,253
Tangible Common Equity	$110,243	$36,365	$146,112
Market Capitalization	$190,483 [1]	$57,533 [1]	$263,419 [2]
Branches	12	5	11
LPOs	2	1	2

Note:
[1] Market capitalization as of 12/31/2013
[2] Market capitalization as of 02/28/2014

Loan Portfolio Segmentation

Heritage Oaks Bancorp Stand Alone


CRE
52%
Agricultural
4%
C&I
14%
Consumer
0%
Other
0%
Construction
& Land
5%
Farmland
6%
SFR
15%
MFR
4%

Proforma Combined


CRE
52%
Agricultural
5%
C&I
14%
Consumer
1%
Other
0%
Construction
& Land
5%
Farmland
6%
SFR
13%
MFR
4%

Low Cost Deposit Base

Heritage Oaks Bancorp Stand Alone


Noninterest bearing 30%
Money Market 34%
Time Deposits 23%
Other Interest Bearing 13%

Proforma Combined


Noninterest bearing 31%
Money Market 30%
Time Deposits 23%
Other Interest Bearing 16%

Management Team


Audit Committee
Board of Directors
Michael J. Morris
Chairman
Simone F. Lagomarsino
President & CEO
Since: 2011
William Raver
CRO
Since 2004
TBD
CFO
Since 2014
Rob Osterbauer
CLO
Since 2012
Bill Schack
CCO
Since 2013

Strong Institutional Support (as of 12/31/13)

Investor	Ownership %
Patriot Financial Partners LP	14.78%
Castle Creek Capital LLC	9.80%
Wellington Management Co. LLP	7.95%
Banc Funds LP	6.76%
Manulife Asset Management LLC	6.75%
MFP Investors LLC	4.59%
BlackRock Fund Advisors	3.68%
Sandler O'Neill Asset Management LLC	3.36%
Basswood Capital Management LLC	3.31%
The Vanguard Group, Inc	2.54%
Roaring Blue Lion Capital Management LP	2.17%
Jacobs Asset Management LLC	1.22%
Harvest Capital Strategies LLC	1.15%
Total	68.06%

Solid Stock Price Appreciation 12/11 to 2/14

Heritage Oaks Bancorp (HEOP) +151% — KBW Bank Index +74%

Nasdaq +66% — S&P 500 +45% — Russell 2000 +56% — Dow Jones +33%


Dec 30, 2011 - Mar 04, 2014
Nasd
S&P500
BKX +74.34%
RUT
Dow +33.35%
HEOP
150%
140%
130%
120%
110%
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
-10%
an'12
Apr'12
Jul'12
Oct'12
Jan'13
Apr'13
Jul'13
Oct'13
Jan'14

Summary

- Largest community bank headquartered on the central coast of California;
- Management team in place with broad financial services experience;
- Focused on businesses and customers unique to our footprint;
- Strong core deposit base;
- Continuing improvement in overall asset quality;
- Regulatory issues have been addressed and government financing has been repaid;
- Significant investments made in frontline infrastructure;
- Poised for continued solid organic growth within our footprint; and
- Mission Community Bank merger positions Heritage well for growth and profitability.